--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                                    May 30, 1997



Dear Trust Shareholder:

      Domestic bond investors have experienced higher interest rates in the face of a resilient stock market and stronger economic growth over the past six months. However, as a pre-emptive strike at inflation, the Federal Reserve raised the Federal funds target rate one-quarter of a point at their March policy meeting.

      BlackRock expects that both production and consumption will continue to be strong in the coming months. However, the combined effects of higher interest rates and already rising consumer debt should lead to more moderate economic growth later in 1997. Despite inflation remaining relatively low, strong consumer confidence and robust industrial activity suggest that the potential for future inflation exists. Therefore, BlackRock currently maintains a cautious fundamental outlook for bonds. While we believe that one or two additional interest rate increases by the Fed may still be necessary to temper economic growth, it does not appear that 1997 will be a repeat of the dramatic rise in short term interest rates that the market witnessed in 1994.

      This report provides the Trust's portfolio managers an opportunity to provide you with detailed market commentary and review the major themes that have occurred in the portfolio over the past six months. We hope that you find this report informative and look forward to serving your financial needs in the future.

Sincerely,




/s/ Laurence D. Fink                                   /s/ Ralph L. Schlosstein
--------------------                                   ------------------------
Laurence D. Fink                                       Ralph L. Schlosstein
Chairman                                               President

                                                                    May 30, 1997
Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Broad Investment Grade 2009 Term Trust Inc. ("the Trust") for the six months ended April 30, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "BCT". The Trust's investment objective is to return $15 per share (its initial offering price) to shareholders on or about December 31, 2009 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and commercial mortgage-backed securities. Historically, the Trust has been primarily invested in corporate debt securities and collateralized mortgage obligations (CMOs). All of the Trust's assets must be rated "BBB" by Standard & Poor's or "Baa" by Moody's at the time of purchase or be issued or guaranteed by the U.S. government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV over the period:

===================================================================================================
                                  4/30/97      10/31/96        CHANGE          HIGH           LOW
---------------------------------------------------------------------------------------------------
  STOCK PRICE                     $11.00        $11.00          0.00%         $11.50        $10.875
---------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)           $13.44        $13.46         (0.15%)        $13.66        $13.20
---------------------------------------------------------------------------------------------------
  10-YEAR U.S. TREASURY NOTE       6.71%         6.36%          +35bp          6.97%         6.04%
===================================================================================================

THE FIXED INCOME MARKETS
      Stronger economic data and accompanying inflation fears caused U.S. Treasury yields to rise for the majority of the six month period between November 1, 1996 and April 30, 1997. After reaching their lowest levels since March of 1996, Treasury yields began rising in December after Federal Reserve Chairman Alan Greenspan's mention of "irrational exuberance" in the financial markets. Data indicating continued economic strength characterized the first four months of 1997. Although inflationary measures such as commodity, producer and consumer prices remained relatively stable, labor markets continued to strengthen. For example, over 700,000 new jobs were created in the first quarter.

      Therefore, although inflation was largely nonexistent, the combination of a robust economy, tight labor markets and strong consumer confidence led the Federal Reserve to raise the Federal funds rate by 25 basis points (1/4%) at their March 25 monetary policy meeting to subdue this growth and pre-emptively fight inflation. Hints of moderating economic growth during April proved to be a more accommodating environment for bonds, as Treasury yields fell towards month-end in response to a strong dollar, rising stock market and optimism for a balanced-budget agreement.

      For the six month period, the yield of the 10-year Treasury note rose 0.37% to end April at 6.71%. However, the 10-year's yield reached a high of 6.98% in mid-April before falling the last two weeks of the month as the likelihood decreased for another interest rate hike by the Federal Reserve at their May meeting.

      Over the six month period, spread product (bonds that offer yield spreads over Treasuries) outperformed Treasuries. Mortgage-backed securities ("MBS") posted good relative performance primarily due to low interest rate volatility and subdued refinancing concerns. Over the period, the MBS market as measured by the Lehman Mortgage Index returned 2.63% versus the Treasury market's return (measured by the Merrill Lynch 7-10 year Treasury Index) of 0.76%. Corporate bonds also outperformed Treasuries, as favorable fundamentals and strong investor demand drove prices higher (and yield spreads to Treasuries narrower). We maintain a moderately cautious outlook on the corporate market, as further Federal Reserve tightenings will slow GDP and corporate earnings growth. The Trust's total return performance of 3.31% over the six month period underscored the significant outperformance of spread product versus the U.S. Treasury market. THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and October 31, 1996 asset composition.


--------------------------------------------------------------------------------
COMPOSITION                               APRIL 30, 1997     OCTOBER 31, 1996
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage
  Pass-Throughs                                32%                 30%
--------------------------------------------------------------------------------
Adjustable Rate Mortgage Securities            15%                 13%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities          15%                 16%
--------------------------------------------------------------------------------
Corporate Bonds--Finance & Banking              6%                  8%
--------------------------------------------------------------------------------
Corporate Bonds--Sovereign & Provincial         5%                  6%
--------------------------------------------------------------------------------
Corporate Bonds--Industrial                     5%                  6%
--------------------------------------------------------------------------------
Municipal Bonds                                 5%                  5%
--------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities             4%                  7%
--------------------------------------------------------------------------------
Corporate Bonds--Utilities                      3%                  3%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                          3%                  3%
--------------------------------------------------------------------------------
U.S. Gov't Securities                           2%                  2%
--------------------------------------------------------------------------------
FHA Project Loans                               2%                  --
--------------------------------------------------------------------------------
Asset Backed                                    2%                  --
--------------------------------------------------------------------------------
Non-Agency Multiple Class Mortgage
  Pass-Throughs                                 1%                  1%
--------------------------------------------------------------------------------


      The main shift in the Trust's portfolio composition over the past six months was a modest reduction in investment grade corporate bond holdings and an increase in well-structured mortgage and asset-backed securities (ABS).

      The Trust selectively sold corporate holdings in recognition of their significant outperformance versus Treasuries, particularly during the first quarter of 1997. The largest reduction was in the Yankee sector, which is comprised of non-U.S. corporate issuers who issue bonds in U.S. dollars in the U.S. market. In contrast to its excellent performance in 1996, Yankees weakened in early 1997, prompting the Trust to lighten its exposure to the sector and capture its excellent performance from 1996.

      The sale of corporate bonds created an opportunity for the Trust to initiate a position in asset-backed securities. ABS are securitized assets, primarily automobile and credit card receivables and home equity loans, which have pass-through structures similar to mortgage pass-throughs. In general, ABS offer attractive yield spreads over Treasuries with less prepayment exposure than mortgages. Additionally, the Trust seized the significant increase in collateralized mortgage obligation (CMO) supply by slightly increasing its exposure to the sector.

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Broad Investment Grade 2009 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.


Sincerely,






/s/ Robert S. Kapito                       /s/ Michael P. Lustig
--------------------                       ---------------------
Robert S. Kapito                           Michael P. Lustig
Vice Chairman and Portfolio Manager        Principal and Portfolio Manager
BlackRock Financial Management, Inc.       BlackRock Financial Management, Inc.



================================================================================
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
--------------------------------------------------------------------------------
Symbol on American Stock Exchange:                                     BCT
--------------------------------------------------------------------------------
Initial Offering Date:                                            June 17, 1993
--------------------------------------------------------------------------------
Closing Stock Price as of 4/30/97:                                   $11.00
--------------------------------------------------------------------------------
Net Asset Value as of 4/30/97:                                       $13.44
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 4/30/97 ($11.00)1:                 8.18%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                             $0.0750
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                          $0.9000
================================================================================

-----------------
1 Yield on closing stock price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2  The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

--------------------------------------------------------------------------------

         PRINCIPAL
          AMOUNT                                                 VALUE
RATING*   (000)           DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--148.1%
                 MORTGAGE PASS-THROUGHS--6.6%
                 Federal Housing Administration,
         $1,006    CLC Alzheimer Care Center,
                   8.25%, 12/25/37 .......................    $1,024,933
                 Government National Mortgage
                   Association,
          1,648++  7.00%, 1/15/24-2/15/24 ................     1,595,322
                                                               ---------
                                                               2,620,255
                                                               ---------
                 MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--69.7%
  AAA       763  Community Program Loan Trust,
                   Series 1987-A, Class A4,
                   4.50%, 10/01/18 .......................       646,945
                 Federal Home Loan Mortgage
                 Corporation, Multiclass Mortgage
                 Participation Certificates (REMIC),
          4,804    Series 1353, Class 1353-S,
                    8/15/07 (ARM) ........................       552,409
          1,116++  Series 1506, Class 1506-S,
                    5/15/08 (ARM) ........................       959,043
          2,168++  Series 1510, Class 1510-G,
                    5/15/13 ..............................     2,130,017
          3,000++  Series 1596, Class 1596-D,
                    10/15/13 .............................     2,825,130
            481+   Series 1619, Class 1619-SA,
                    2/15/22 (ARM) ........................       426,534
            331    Series 1637, Class 1637-LE,
                    12/15/23 (ARM) .......................       225,782
            948+   Series 1669, Class 1669-MB,
                    2/15/24 ..............................       647,651
                 Federal National Mortgage
                 Association, REMIC Pass-Through
                 Certificates,
            130    Trust 1992-174, Class 174-S,
                    9/25/22 (ARM) ........................       256,675
          1,613++  Trust 1992-196, Class 196-SA,
                    11/25/07 (ARM) .......................     1,365,769
            714    Trust 1993-2, Class 2-SA,
                    1/25/23 (ARM) ........................       703,555
          1,000++  Trust 1993-49, Class 49-H,
                    4/25/13 ..............................       976,730
          3,053+   Trust 1993-79, Class 79-PK,
                    4/25/22 ..............................     2,906,537
          2,646    Trust 1993-87, Class 87-J,
                    4/25/22 ..............................     2,414,898
          4,000    Trust 1993-138, Class 138-JK,
                    5/25/19 (l) ..........................       991,640
          4,090+   Trust 1993-140, Class 140-K,
                    8/25/13 (ARM) ........................     3,966,605
          1,000+   Trust 1993-156, Class 156-SE,
                    10/25/19 (ARM) .......................       975,000
            296    Trust 1993-182, Class 182-J,
                    9/25/23 ..............................       254,867
            614    Trust 1993-183, Class 183-SE,
                    10/25/23 (ARM) .......................       425,865
            589+   Trust 1993-191, Class 191-SD,
                    10/25/08 (ARM) .......................       418,343
            449++  Trust 1993-202, Class 202-VB,
                    11/25/23 (ARM) .......................       385,076
          1,177++  Trust 1994-13, Class 13-SM,
                    2/25/09 (ARM) ........................       869,509
            748++  Trust 1994-37, Class 37-SC,
                    3/25/24 (ARM) ........................       563,899
          1,500    Trust 1996-20, Class 20-SB,
                    10/25/08 (ARM) .......................       496,406
          2,500    Trust 1997-30, Class 30-I,
                    1/25/23 (I) ..........................       771,875
            119    Trust G93-25, Class 25-J,
                    12/25/19 (I) .........................       446,799
            246    Trust G93-27, Class 27-SE,
                    8/25/23 (ARM) ........................       107,023
                                                              ----------
                                                              27,710,582
                                                              ----------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--20.9%
BBB+        500  Citibank New York NA, 144A
                   Multifamily Mortgage, Series
                   1994-1, Class M2, 8.00%, 1/25/19 ......       505,673
BBB         500  DLJ Mortgage Acceptance
                   Corporation, Series 1997-CF1,
                   8.82%, 11/25/07 .......................       511,875
BBB+        750  FDIC Remic Trust, Mortgage
                   Pass-Through Certificates,
                   Series 1994-C1, Class II-F,
                   8.70%, 9/25/25 ........................       772,266
AAA         500  GS Mortgage Securities Corporation,
                   Series 1996-PL, Class A2,
                   7.41%, 2/15/27 ........................       503,516
                 LTC Commercial Mortgage
                   Pass-Through Certificates,
A           500    Series 1994-1, Class 1-D,
                    10.00%, 6/15/26 ......................       548,155
AAA         460    Series 1996-1, Class 1-A, 144A,
                    7.06%, 4/15/28 .......................       457,739


See Notes to Financial Statements

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                 VALUE
RATING*   (000)           DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------

                 Merrill Lynch Mortgage Investors
                   Incorporated,
BBB        $500    Series 1995-C1, Class D,
                   7.9765%, 5/25/15 ......................     $ 505,811
BBB         500    Series 1996-C1, Class D,
                   7.42%, 4/25/28 ........................       491,451
BBB         500  Morgan Stanley Capital 1
                   Incorporated, Commercial
                   Mortgage Pass-Through,
                   Series 1995-GA 1, Class D, 144A,
                   8.25%, 8/15/27 ........................       515,369
AAA         750  New York City Mortgage Loan Trust,
                   Multifamily Mortgage Pass-Through
                   Class A-2, 144A,
                   6.75%, 6/25/11 ........................       708,398
BBB         600  Nomura Asset Capital Corporation,
                   Series 1993-M1, Class A3, 144A,
                   7.64%, 11/25/03 .......................       604,402
                 PaineWebber Mortgage
                   Acceptance Corporation IV,
BBB         750    Series 1995-M1, Class D, 144A,
                   7.30%, 1/15/07 ........................       743,172
BBB         500    Series 1995-M2 Class D, 144A,
                   7.20%, 12/1/03 ........................       497,051
A           470  Resolution Trust Corporation,
                   Series 1994-C2, Class D,
                   8.00%, 4/25/25 ........................       474,618
AAA         500  Structured Asset Securities
                   Corporation, Series
                   1996 CFL, Class B,
                   6.303%, 2/25/28 .......................       485,808
                                                               ---------
                                                               8,325,303
                                                               ---------
                 CORPORATE BONDS--28.8%
                 FINANCE & BANKING--9.4%
A3          500  Amsouth Bancorporation,
                   6.75%, 11/01/25 .......................       483,079
A           600  Equitable Life Assured Society, 144A,
                   6.95%, 12/01/05 .......................       579,658
BBB-        500  Macsaver Financial Services
                   Incorporated,
                   7.875%, 8/01/03 .......................       497,189
A1          500  Metropolitan Life Insurance Co., 144A,
                   6.30%, 11/01/03 .......................       475,044
A+        1,000  Morgan Stanley Group Incorporated,
                   10.00%, 6/15/08 .......................     1,184,990
BBB+        500  PaineWebber Group Incorporated,
                   8.875%, 3/15/05 .......................       532,315
                                                               ---------
                                                               3,752,275
                                                               ---------
                 CORPORATE BONDS (CONT'D)
                 INDUSTRIALS--6.8%
A3          100  American Airlines Inc. Secured
                   Equipment Trust,
                   Series 1990-M,
                   10.44%, 3/04/07 .......................       118,185
BBB-        500@Burlington Industries Incorporated,
                   7.25%, 9/15/05 ........................       477,039
A+          500  Ralcorp Holdings, Incorporated,
                   8.75%, 9/15/04 ........................
  545,135
A-          500  Ralston Purina Co., Debenture,
                   9.25%, 10/15/09 .......................       567,210
A           500  Seagram Joseph E & Sons Inc.,
                   7.00%, 4/15/08 ........................       484,835
BBB-        500  Tele-Communications Inc.,
                   8.25%, 1/15/03 ........................       506,685
                                                               ---------
                                                               2,699,089
                                                               ---------
                 CORPORATE BONDS (CONT'D)
                 UTILITIES--4.7%
BBB-        500  360 Communications Co.,
                   7.50%, 3/01/06 ........................       493,100
BBB-        385  Mobile Energy Services Co. L.L.C.,
                   8.665%, 1/01/17 .......................       388,871
BBB-        500  NRG Energy Incorporated, 144A,
                   7.625%, 2/01/06 .......................       470,020
Baa2        500  Ohio Edison Company,
                   8.625%, 9/15/03 .......................       523,215
                                                               ---------
                                                               1,875,206
                                                               ---------
                 CORPORATE BONDS (CONT'D)
                 SOVEREIGN & PROVINCIAL--7.9%
A1        1,000  Dow Capital BV,
                   9.20%, 6/01/10 ........................     1,135,710
BBB-        500  Empresa Electric Guacolda Sa, 144A,
                   7.95%, 4/30/03 ........................       504,988
BBB+        500  Empresa Electric Pehuhuenche,
                   7.30%, 5/01/03 ........................       497,157
A3          500  Israel Electric Corp. LTD, 144A,
                   7.25%, 12/15/06 .......................       489,280
A+          525  Quebec Province,
                   7.50%, 7/15/02 ........................       535,274
                                                               ---------
                                                               3,162,409
                                                               ---------
                 ASSET BACKED SECURITIES--3.8%
AAA         750  Structured Mortgage Asset
                   Residential Trust Series 1997-2,
                   8.24%, 3/15/06 ........................       737,813
AAA         750  Structured Mortgage Asset
                   Residential Trust, Series 1997-3,
                   8.724%, 4/15/06 .......................       756,563
                                                               ---------
                                                               1,494,376
                                                               ---------
                 STRIPPED MORTGAGE-BACKED
                 SECURITIES--6.8%
                 Federal Home Loan
                   Mortgage Corporation,
          2,617    Series 65, Class 65-I,
                    8/15/20 (I/O) ........................       688,739
          1,050    Series 141, Class 141-H,
                    5/15/21 (I/O) ........................       315,486


See Notes to Financial Statements

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                 VALUE
RATING*   (000)           DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------
                 STRIPPED MORTGAGE-BACKED SECURITIES (CONT'D)
                 Federal National Mortgage
                   Association,
         $8,300    Trust G-21, Class 21-L,
                    7/25/21 (I/O) ........................    $  218,170
          3,832++  Trust 1994-42, Series 42-SO,
                    3/25/23 (I/O) ........................       550,308
          1,341+   Trust 1994-46, Class 46-D,
                    11/25/23 (P/O) .......................       571,346
                 Salomon Brothers Mortgage
                   Securities Inc. VI,
            329    Series 1987-3, Class B,
                    10/23/17 (I/O) .......................       129,173
            324    Series 1987-3, Class A,
                    10/23/17 (P/O) .......................       234,747
                                                               ---------
                                                               2,707,969
                                                               ---------

                 U.S. GOVERNMENT SECURITIES--3.8%
            994  Small Business Administration
                   Participation Certificate,
                   7.35%, Series 1995-10,
                   Class 10-C, 8/12/05 ...................       990,918
            500++U.S. Treasury Notes,
                   6.625%, 3/31/02 .......................       500,935
                                                               ---------
                                                               1,491,853
                                                               ---------
                 MUNICIPAL BONDS--7.7%
AA-         500  Fresno California Pension
                   Obligation, Taxable, Series 1994,
                   7.80%, 6/01/14 ........................       506,260
AAA         500  Kern County California
                   Pension Obligation, Taxable,
                   6.98%, 8/15/09 ........................       479,200
                 Los Angeles County California
                   Pension, Taxable,
AAA       1,000    Series A, 8.62%, 6/30/06 ..............     1,096,250
AAA         500    Series D, 6.97%, 6/30/08 ..............       485,865
AAA         500  Orleans Parish Louisiana
                   School Board, Taxable,
                   Ref, Series A,
                   6.60%, 2/01/08 ........................       473,995
                                                               ---------
                                                               3,041,570
                                                               ---------
                 Total Long-Term Investments
                   --148.1% (cost $59,159,138) ...........     58,880,888
                 Liabilities in excess of other
                   assets--(48.1%) .......................   (19,124,742)
                                                              -----------
                 NET ASSETS--100% ........................    $39,756,146
                                                              ===========

----------------
  *   Using the higher of Standard & Poor's or Moody's Rating.
  + Partial principal amount pledged as collateral for reverse repurchase agreements.
 ++ Entire principal amount pledged as collateral for reverse repurchase agreements.
  @ Entire principal amount pledged as collateral for futures transactions.


------------------------------------------------------------------------
                          KEY TO ABBREVIATIONS
  ARM    -- Adjustable Rate Mortgage.
  I      -- Denotes a CMO with Interest Only Characteristics.
  I/O    -- Interest Only.
  P/O    -- Principal Only.
  REMIC  -- Real Estate Mortgage Investment Conduit.
------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS
Investments, at value
  (cost $59,159,138) (Note 1) ..............................       $ 58,880,888
Receivable for investments sold ............................            884,855
Interest receivable ........................................            818,384
Unrealized appreciation on interest rate cap
  (Notes 1 and 3) ..........................................             47,981
Deferred organization expenses and other assets ............              8,216
                                                                   ------------
                                                                     60,640,324
                                                                   ------------

LIABILITIES
Reverse repurchase agreements (Note 4) .....................         18,838,000
Payable for investments purchased ..........................          1,876,249
Dividends payable ..........................................             28,158
Due to custodian ...........................................             10,243
Interest payable ...........................................             53,712
Advisory fee payable (Note 2) ..............................             17,746
Administration fee payable (Note 2) ........................              4,840
Variation margin payable on open futures
  contracts (Notes 1 and 3) ................................             37,032
Other accrued expenses .....................................             18,198
                                                                   ------------
                                                                     20,884,178
                                                                   ------------

NET ASSETS .................................................       $ 39,756,146
                                                                   ============
Net assets were comprised of:
  Common stock:
    Par value (Note 5) .....................................       $     29,571
    Paid-in capital in excess of par .......................         40,699,403
                                                                   ------------
                                                                     40,728,974
  Undistributed net investment income ......................            615,552
  Accumulated net realized loss ............................         (1,325,863)
  Net unrealized depreciation ..............................           (262,517)
                                                                   ------------

NET ASSETS, APRIL 30, 1997 ..............................         $   39,756,146
                                                                  ==============

Net asset value per share:
  ($39,756,146 / 2,957,093 shares of
  common stock issued and outstanding) ..................                $13.44
                                                                        =======


--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------


NET INVESTMENT INCOME
Income
  Interest earned (including net amortization of
    premium of $371,247 and net of
    interest expense of $496,879) .............................     $ 1,898,228
                                                                    -----------

Operating Expenses
  Investment advisory .........................................         108,623
  Administration ..............................................          29,624
  Reports to shareholders .....................................          13,562
  Audit .......................................................           8,102
  Custodian ...................................................           8,787
  Directors ...................................................           6,244
  Transfer agent ..............................................           3,819
  Legal .......................................................           1,924
  Miscellaneous ...............................................          15,549
                                                                    -----------
  Total operating expenses ....................................         196,234
                                                                    -----------
Net investment income .........................................       1,701,994
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain (loss)on:
  Investments .................................................         812,221
  Short sales .................................................             172
  Futures .....................................................        (198,366)
                                                                    -----------
                                                                        614,027
                                                                    -----------
Net change in unrealized appreciation (depreciation)on:
  Investments .................................................      (1,243,778)
  Futures .....................................................         209,424
                                                                    -----------
                                                                     (1,034,354)
                                                                    -----------
Net loss on investments .......................................        (420,327)
                                                                    -----------


NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS .....................................     $ 1,281,667
                                                                    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
  Interest received, net of interest purchased ..................   $ 2,406,154
  Operating expense paid ........................................      (211,075)
  Interest expense paid .........................................      (479,263)
  Purchase of long-term portfolio investments ...................    (9,444,670)
  Proceeds from disposition of long-term portfolio
    investments .................................................     8,279,923
  Received from custodian .......................................        10,243
  Other .........................................................        (1,807)
                                                                    -----------
  Net cash flows provided by operating activities ...............       559,505
                                                                    -----------
Cash flows used for financing activities:
  Increase in reverse repurchase agreements .....................       757,000
  Cash dividends paid ...........................................    (1,336,763)
                                                                    -----------
  Net cash flows used for financing activities ..................      (579,763)
                                                                    -----------
  Net decrease in cash ..........................................       (20,258)
  Cash at beginning of period ...................................        20,258
                                                                    -----------
  Cash at end of period .........................................   $         0
                                                                    ===========
RECONCILIATION OF NET INCREASE IN
   NET ASSETS RESULTING FROM OPERATIONS
   TO NET CASH FLOWS PROVIDED BY
   OPERATING ACTIVITIES
  Net increase in net assets resulting from operations              $ 1,281,667
                                                                    -----------
  Increase in investments .......................................    (2,179,198)
  Net realized gain on investments ..............................      (614,027)
  Decrease in unrealized appreciation ...........................     1,034,354
  Decrease in interest receivable ...............................        11,047
  Increase in receivable for investment sold ....................      (884,855)
  Decrease in deferred organization expenses
    and other assets ............................................         3,430
  Increase in payable for investments purchased .................     1,876,249
  Increase in interest payable ..................................        17,616
  Increase in accrued expenses and other liabilities ............        13,222
                                                                    -----------
    Total adjustments ...........................................      (722,162)
                                                                    -----------
  Net cash flows provided by operating activities ...............   $   559,505
                                                                    ===========
--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENTS OF CHANGES IN
NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------


                                                    SIX MONTHS
                                                       ENDED       YEAR ENDED
INCREASE (DECREASE) IN                               APRIL 30,     OCTOBER 31,
  NET ASSETS ...................................       1997            1996
                                                   ------------    ------------

Operations:
   Net investment income .......................   $  1,701,994    $  2,942,432
   Net realized gain on
     investments, short sales
     and futures ...............................        614,027          89,681
   Net unrealized appreciation
     (depreciation) on
     investments and futures ...................     (1,034,354)       (163,059)
                                                   ------------    ------------
   Net increase in net assets
    resulting from operations ..................      1,281,667       2,869,054
                                                   ------------    ------------

Dividends & Distributions to shareholders:
   Dividends from net investment
    income .....................................     (1,330,634)     (2,698,240)
                                                   ------------    ------------
   Total increase (decrease) ...................        (48,967)        170,814


NET ASSETS
Beginning of period ............................     39,805,113      39,634,299
                                                                   ------------
End of period ..................................   $ 39,756,146    $ 39,805,113
                                                   ============    ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                             SIX                                         FOR THE PERIOD
                                                           MONTHS                                           JUNE 25,
                                                            ENDED         YEAR ENDED OCTOBER 31,            1993* TO
                                                          APRIL 30,    ------------------------------      OCTOBER 31,
PER SHARE OPERATING PERFORMANCE:                            1997         1996        1995       1994          1993
                                                           ------        -----       -----     ------       --------
Net asset value, beginning of period ...................  $ 13.46      $ 13.40     $ 11.94    $ 14.56        $ 14.10
                                                          -------      -------     -------    -------        -------
   Net investment income (net of interest expense of
    $.17, $.35, $.68, $.34 and $.02) ...................     0.57         1.00        0.85       0.95           0.28
   Net realized and unrealized gain (loss) on investments   (0.14)       (0.03)       1.60      (2.48)          0.52
                                                          -------      -------     -------    -------        -------
Net increase (decrease) from investment operations .....     0.43         0.97        2.45      (1.53)          0.80
                                                          -------      -------     -------    -------        -------
Dividends from net investment income ...................    (0.45)       (0.91)      (0.85)     (0.95)         (0.27)
Distributions from realized capital gains ..............       --           --          --      (0.02)            --
Distributions from paid-in capital .....................       --           --       (0.14)     (0.09)            --
                                                          -------      -------     -------    -------        -------
Total dividends and distributions ......................    (0.45)       (0.91)      (0.99)     (1.06)         (0.27)
                                                          -------      -------     -------    -------        -------
Capital charge with respect to issuance of shares ......       --           --          --      (0.03)         (0.07)
                                                          -------      -------     -------    -------        -------
Net asset value, end of period** .......................  $ 13.44     $  13.46     $ 13.40    $ 11.94        $ 14.56#
                                                          =======     ========     =======    =======        =======
Per share market value, end of period** ................  $ 11.00     $  11.00     $11.125    $ 10.00        $ 13.75
                                                          =======     ========     =======    =======        =======
TOTAL INVESTMENT RETURN+ ...............................    4.05%        6.67%      22.43%    (20.41%)        (0.60%)
RATIOS TO AVERAGE NET ASSETS:
Operating Expenses@ ....................................    1.00%++      1.12%       1.00%      1.04%          0.97%++
Net investment income ..................................    8.64%++      7.59%       6.78%      7.31%          5.66%++
SUPPLEMENTAL DATA:
Average net assets (in thousands) ......................  $39,735      $38,786     $37,080    $38,468        $41,195
Portfolio turnover .....................................      16%          58%        116%        41%            27%
Net assets, end of period (in thousands) ...............  $39,756      $39,805     $39,634    $35,320        $43,051
Reverse repurchase agreements outstanding,
  end of period (in thousands) .........................  $18,838      $18,081     $18,489    $16,003        $18,375
Asset coverage+++ ......................................  $ 3,110      $ 3,209     $ 3,144    $ 3,207        $ 3,343

---------------------------------------------------------------------------------------------------------------------------
   * Commencement of investment operations.
  ** Net asset value and market value are  published in THE WALL STREET  JOURNAL each  Monday.
   # Net asset value  immediately  after the closing of the first public offering was $14.03.
   @ The ratios of operating  expenses,  including interest expense,  to average net assets were 3.52%, 3.81%, 6.42%, 3.65%, 1.31% for the periods indicated
     above, respectively.
   + Total investment  return is calculated  assuming a purchase of common stock at the  current  market  price on the first  day and a sale at the  current market  price  on the  last  day  of the  period  reported.  Dividends  and distributions,  if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan.
     Total  investment  return does not  reflect  brokerage  commissions.  Total investment returns for less than one full year are not annualized.
  ++ Annualized.
 +++ Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

                                     10

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING          The BlackRock Broad Investment Grade 2009 management
POLICIES                    Term   Trust   Inc.   (the  "Trust"),   a   Maryland
corporation, is a diversified, closed-end investment company. The Trust had no transactions until June 16, 1993, when it sold 7,093 shares of common stock for $100,012 to BlackRock Financial Management, Inc. Investment operations commenced on June 25, 1993. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $15 per share to investors on or shortly before December 31, 2009 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.
  The following is a summary of significant accounting policies followed by the Trust.

   SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.
   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.
   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

Option selling and purchasing is used by the Trust to effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The trust can also sell (or write) covered call options and put options to hedge portfolio positions.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better with-out the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the six months ended April 30, 1997.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed rate.

Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party in the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE FLOORS:Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Owning interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from falling short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

DEFERRED ORGANIZATION EXPENSES: A total of $30,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS           The Trust has an Investment Advisory Agreement with
                             BlackRock Financial Management, Inc.(the"Adviser"),
a wholly-owned corporate subsidiary of PNCAsset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.55% of the Trust's average weekly net assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net assets.

   Pursuant to the agreements, the Adviser provides contin- uous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO            Purchases and sales of investment securities, other
SECURITIES                   than short-term investments and dollar  rolls,  for
the six months ended April 30, 1997 aggregated $11,482,119 and $9,119,994, respectively.

   The Trust may invest in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At April 30, 1997, the Trust held 11.1% of its portfolio assets in securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced byPNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNCBank or its affiliates.It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

   The federal income tax basis of the Trust's investments at April 30, 1997 was substantially the same as the basis for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was $278,250 (gross unrealized appreciation--$1,064,867, gross unrealized depreciation--$1,343,117).

   For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1996 of approximately $2,200,000 which will expire in 2003. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

   At April 30, 1997 the Trust entered into financial futures contracts. Details of open contracts at April 30, 1997 are as follows:

                                                                VALUE AT        UNREALIZED
NUMBER OF               EXPIRATION            VALUE AT          APRIL 30,      APPRECIATION
CONTRACTS     TYPE        DATE              TRADE DATE           1997         (DEPRECIATION)
--------      ----       --------           ----------          ---------     ---------------
Short Position:
          10 yr. U.S.
  30         T-Note      June 97            $3,267,053          $3,209,063        $  57,990
          30 yr. U.S.
  75         T-Bond      June 97             8,105,856           8,196,094          (90,238)
                                                                                  ---------
                                                                                  $ (32,248)
                                                                                  =========

   The Trust entered into an interest rate cap which settled on February 19, 1997 with a notional amount of $5 million. Under this agreement, the Trust receives the excess, if any, of three-month LIBORover the fixed rate of 6.00%. The agreement terminates on February 19, 2002. At April 30, 1997 unrealized appreciation was $47,981.

NOTE 4. BORROWINGS            REVERSE REPURCHASE AGREEMENTS: The Trust may enter
                              into reverse repurchase agreements with qualified,
third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the six months ended April 30, 1997 was approximately $18,070,743 at a weighted average interest rate of approximately 5.47%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $18,838,000 as of April 30, 1997 which was 31.06% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into any dollar roll transactions during the six months ended April 30, 1997.


NOTE 5. CAPITAL               There  are  200  million  shares of $.01 par value
                              common stock authorized.  Of  the 2,957,093 shares
outstanding at April 30, 1997, the Adviser owned 7,093 shares. Offering costs ($280,662) incurred in connection with the underwriting of the Trust's shares have been charged to paid-in capital in excess of par.


NOTE 6. DIVIDENDS             Subsequent  to  April  30,  1997,  the   Board  of
                              Directors  of  the  Trust declared a dividend from
6 undistributed earnings of $0.075 per share payable May 30,1997 to shareholders of record on May 15, 1997.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
    Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank &Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares under the Plan.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state and or local income taxes that may be payable on such dividends or distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 669-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.
    The Annual Meeting of Trust Shareholders was held April 15, 1997 to vote on the following matters: (1) To elect four Directors as follows:

      DIRECTOR                                                     CLASS                TERM           EXPIRING
      -------                                                      -----                -----           ------
      Walter F. Mondale .....................................       II                 3 years           2000
      Andrew F. Brimmer .....................................       III                3 years           2000
      Kent Dixon ............................................       III                3 years           2000
      Laurence D. Fink ......................................       III                3 years           2000

      Directors  whose term of office  continues  beyond this  meeting are Frank
      J.  Fabozzi,  Richard E. Cavanagh, James Grosfeld, James Clayburn LaForce,
      Jr. and Ralph L. Schlosstein.
    (2)To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 1997.
Shareholders elected the four Directors and ratified the selection of Deloitte &
Touche LLP. The results of the voting was as follows:

                                                                 VOTES FOR          VOTES AGAINST     ABSTENTIONS
                                                                  -------            -----------      ----------
      Andrew F. Brimmer .....................................    2,086,162                0             27,321
      Kent Dixon ............................................    2,086,162                0             27,321
      Laurence D. Fink ......................................    2,086,162                0             27,321
      Walter F. Mondale .....................................    2,086,162                0             27,321

      Ratification of Deloitte & Touche LLP                      2,066,465             19,847           27,171

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The Trust's investment objective is to manage a portfolio of fixed income securities that will return $15 per share (the initial public offering price per share) to investors on or about December 31, 2009 while providing high monthly income.


WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $48 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds, which trade on either the New York Stock or American Stock exchanges, several open-end funds and separate accounts for more than 100 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank N.A., one of the nation's largest banking organizations.


WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities), corporate debt securities and privately issued mortgage-backed securities.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Adviser will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2009. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Trust also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street

Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: BCT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements then securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions the Trust does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


ADJUSTABLE RATE MORTGAGE-BACKED
SECURITIES (ARMS):

Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:

Securities backed by various types of receivables such as automobile and credit card receivables.

CLOSED-END FUND:

Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):

Mortgage-backed securities which separate mortgage pools into short-, medium-, and long- term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:

When a Trust's net asset value is greater than its stock price the Trust is said to be trading at a discount.

DIVIDEND:

Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:

Shareholders may elect to have all dividends and distributions of capital gains automatically reinvested into additional shares of the Trust.

FHA:

Federal Housing Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC:

Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:

Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:

Securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation).

INTEREST-ONLY SECURITIES (I/O):

Mortgage securities that receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.


MARKET PRICE:

Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:

A mortgage dollar roll is a transaction in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:

Mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae.


MULTIPLE-CLASS PASS-THROUGHS:

Collateralized Mortgage Obligations.

NET ASSET  VALUE  (NAV):

Net asset value is the total market value of all securities held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL each Monday.

PRINCIPAL-ONLY SECURITIES (P/O):

Mortgage securities that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.


PROJECT LOANS:

Mortgages for multi-family, low- to middle-income housing.

PREMIUM:

When a Trust's stock price is greater than its net asset value, the Trust is said to be trading at a premium.

REMIC:

A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:

Securities issued in connection with collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE
AGREEMENTS:

In a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED
SECURITIES:

Arrangements in which a pool of assets is separated into two classes that receive different proportions of the interest and principal distribution from underlying mortgage-backed securities. IO's and PO's are examples of STRIPs.

                                    BlackRock
DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Frank Smith, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
PrincetonAdministrators, L.P.
P.O.Box 9095
Princeton, NJ 08543-9095
(800) 688-0928

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-IBFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022
   The accompanying financial statements as of April 30, 1997 were not audited and, accordingly no opinion is expressed on them.
   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                    THE BLACKROCK BROAD INVESTMENT GRADE 2009
                                 TERM TRUST INC.
                       c/o Princeton Administrators, L.P.
                                  P.O.Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 227-7BFM




[LOGO]  Printed on recycled paper                                    092472-10-6





THE BLACKROCK
BROAD INVESTMENT
GRADE 2009
TERM TRUST INC.
================================================================================
SEMI-ANNUAL REPORT
APRIL 30, 1997